                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             MARGATE INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          MARGATE INDUSTRIES, INC.
                           129 NORTH MAIN STREET
                           YALE, MICHIGAN 48097
                              (810) 387-4300


                        ___________________________

                              PROXY STATEMENT
                        ___________________________


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held June 27, 1996

TO THE SHAREHOLDERS OF MARGATE INDUSTRIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Margate Industries, Inc., a Delaware corporation (the "Company") will be held at the Company's corporate offices at 129 North Main Street, Yale, Michigan, on June 27, 1996, at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

          1.   To elect one (1) Director of the Company;

          2. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.005 par value common stock of the Company of record at the close of business on May 10, 1996 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   WILLIAM H. HOPTON
                                   PRESIDENT
Yale, Michigan
May 10, 1996

                          MARGATE INDUSTRIES, INC.
                           129 NORTH MAIN STREET
                           YALE, MICHIGAN  48097
                              (810) 387-4300

                        ___________________________

                              PROXY STATEMENT
                        ___________________________

                      ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JUNE 27, 1996


                           GENERAL INFORMATION

      The enclosed Proxy is solicited by and on behalf of the Board of Directors of Margate Industries, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices, 129 North Main Street, Yale, Michigan, on June 27, 1996, at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 27, 1996.

      Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

      All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

      The Company's Annual Report to Shareholders for the Company's fiscal year ended December 31, 1995, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                    SHARES OUTSTANDING AND VOTING RIGHTS

      All voting rights are vested exclusively in the holders of the Company's $.005 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on May 10, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 10, 1996, the Company had 4,603,637 shares of its $.005 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

      A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                       SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the number and percentage of shares of the Company's $.005 par value common stock owned beneficially, as of May 10, 1996, by any person who is known to the Company to be the beneficial owner of 5% or more of such common stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                  AMOUNT AND
                                  NATURE OF
NAME AND ADDRESS OF               BENEFICIAL          PERCENT OF
 BENEFICIAL OWNER                 OWNERSHIP           CLASS (1)
- -------------------               ----------          ----------
Paul L. Cosper                    284,120 (2)             6.2%
P.O. Box 96050
Wixom, MI  48096

Charles H. Raches, Jr.            252,840                 5.5%
6600 Tepee Ridge Road
Bozeman, MT 59715

Frederick G. and                  795,147                17.3%
  Patricia W. Schriever
64 Clairview
Grosse Pointe Shores, MI  48236

Frederick G. Berlet               225,416 (3)             4.9%
S.W.O. Management
  Consultants, Ltd.
35 Parkwood Drive
Tillsonburg, Ontario
Canada N4G 2B7

David A. Widlak                    93,000                 2.0%
P.O. Box 482
Washington, MI  48095

Delbert W. Mullens                 15,000 (4)              .3%
2888 Bloomfield Crossings
Bloomfield Hills, MI  48013

William H. Hopton                 120,060 (5)             2.6%
604 Maple Lane
Columbus, MI 48063

All Officers and Directors      1,248,623                27.1%
of the Company & Subsidiaries
as a Group (5 Persons)

_____________________

(1) Each person has sole voting and investment power with respect to the shares shown except as noted.

(2) The shares beneficially owned by Mr. Cosper are held in the name of Paul L. Cosper, Trustee under an Agreement of Trust executed by Paul L. Cosper as Grantor. The beneficiaries of this trust are Mr. Cosper's wife and children.

(3) The shares beneficially owned by Mr. Berlet are held in joint tenancy with his wife and children.

(4) Does not include 200,000 options to purchase common stock not exercised as of this date.

(5) Includes 80,060 shares held by William Hopton, individually, 40,000 shares held jointly with his four children, and does not include 32,000 options not exercised as of this date.

                             ELECTION OF DIRECTORS

      The Bylaws presently provide for a Board of Directors of not less than two
(2) members. The number of Directors of the Company has been fixed not to exceed six (6) by the Company's Board of Directors. The Board of Directors are divided into three classes of two Directors which hold office for a period of three years. Shareholders elect one class each year for a three year term. Mr.
Berlet, the Class C Director, has been nominated as a director for a three (3) year term, commencing in June, 1996.

     The Company's Board of Directors recommends election of the one (1) Class C nominee listed below and for the term indicated, to hold office until the Annual Meeting of Shareholders in the year indicated and until his successors are elected and qualified or until their earlier death, resignation or removal. The person named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the one (1) nominee for election as a Director unless otherwise instructed in such proxy. If at the time of the Meeting, if the nominee named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of the nominee for Class C Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated:

                     CLASS C NOMINEE - TERM EXPIRING AT THE
                      ANNUAL SHAREHOLDERS MEETING IN 1999

                                             OTHER POSITIONS     PERIOD SERVED
                                             AND OFFICES HELD     AS DIRECTOR
  NAME                               AGE     WITH THE COMPANY    OF THE COMPANY
  ----                               ---     ----------------    --------------
Frederick  G. Berlet                 67          Treasurer      November,  1987
                                                                to present

      The Company's Board of Directors held four (4) meetings during the fiscal year ended December 31, 1995, and each Director attended all of the meetings held.

      There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      Set forth below are the names of all Directors, including the one Class C Nominee for a Director, and Executive Officers of the Company (there currently are no persons chosen to become Executive Officers), all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during the last five years:

      FREDERICK G. SCHRIEVER has been Chairman of the Company's Board of Directors since November of 1987. He has been President of Casting Sales, Inc. from 1972 to present. Casting Sales, Inc. acts as a manufacturer's representative of foundries. Since 1955 to the present, Mr. Schriever has also been President of Amber Tool and Engineering which holds real estate and owns an interest in several companies and President of Trio Machine Products Corp., a production machine shop. Since 1960 to the present, he has also been President of J.P. Bell Co., a company specializing in machine levelers, Vice President of Casting Industries, Inc. and Chairman of Arrow Exit Systems, Inc. Mr. Schriever received a Bachelor of Science Degree in chemistry in 1949 from the University of Michigan. Mr. Schriever devotes as much time as necessary to the business of the Company and its subsidiaries.

      DELBERT W. MULLENS has been a Director since July of 1990 and President of NHF since September 1, 1992. He has been the President, Director, and principal shareholder of Flint Coatings of Flint, Michigan, a company engaged in painting automotive parts for major car manufacturers including General Motors Corporation. Mr. Mullens is also Chairman of Product-SDL Chemical, Inc. Mr. Mullens received a Bachelor of Science Degree in Business Administration from Tennessee State University. Mr. Mullens devotes as much time as is necessary to the business of the Company and its subsidiaries.

      WILLIAM H. HOPTON has been President of the Company since April of 1988, and a Director of the Company since January of 1986. Mr. Hopton also served as the Company's vice President from January of 1986 to April of 1988. Since 1984, Mr. Hopton has been President of NHF. Effective September 1, 1992, Mr. Hopton retired as President of NHF but will provide consulting services to NHF as needed. Also, as of that date, he is devoting his business time to the management of Margate Industries, Inc. Mr. Hopton received a B.A. Degree in Business Administration from the University of Detroit in 1964.

      FREDERICK G. BERLET has been a Director of the Company since November of 1987 and its Treasurer since April of 1988. He also serves as Director of numerous Canadian and U.S. corporations and is President of S.W.O. Managements Consultants Limited. He graduated with a Masters Degree in Business Administration in 1953 from the University of Western Ontario. Mr. Berlet devotes as much time as is necessary to the business of the Company and its subsidiaries.

      DAVID A. WIDLAK has been Secretary and a Director of the Company since November of 1987. In February 1994 he was named Vice President of Mergers and Acquisitions. He received a Bachelors Degree from Wayne State University in 1969 and a juris doctorate Degree in Law from the University of Michigan in 1972. Mr. Widlak devotes as much time as is necessary to the business of the Company and its subsidiaries.

      The Officers of the Company and its subsidiaries are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next annual meeting of directors or their earlier resignation or removal.

      The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

      No Director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

         COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS

     To the Company's knowledge, during the fiscal year ended December 31, 1995, the Company's Officers and Directors complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its officers and directors and their written representations that such reports accurately reflect all reportable transactions and holdings.

               THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES

      The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Board met five times last year, once each quarter, and one special meeting. All members of the Board of Directors were present at all of these meetings.

DIRECTORS' COMPENSATION

      Directors of the Company receive $6,000 a quarter and reimbursement for expenses. The Chairman of the Board of Directors receives $7,000 per quarter and reimbursement for expenses. If a Director fails to attend any meetings during a quarter his Director's fee is reduced by $2,000 in that quarter.

BOARD COMMITTEES

     The Board of Directors has three principal standing committees.

     The NOMINATING COMMITTEE recommends to the Board of Directors candidates to fill vacancies on the Board of Directors and consists of Frederick G. Schriever, David Widlak and William H. Hopton. The Nominating Committee has not established any formal policy or procedure for considering nominees recommended by shareholders.

     The AUDIT COMMITTEE recommends to the Board of Directors the appointment of the independent certified public accountants for the following year. The Committee reviews with the accountants the scope of the Company's annual audit, the annual financial statements of the Company, and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting systems. The Committee, which reports directly to the Board of Directors is composed of Frederick Berlet as the sole member.

      The  COMPENSATION COMMITTEE, whose report follows, is composed  solely  of
Frederick  Berlet,  reports directly to the Board of Directors.   The  Committee
met once during 1995 with the Board of Directors.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The sole member of the Compensation Committee is a non-employee of the Company.

   REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION

      The Compensation Committee of the Board of Directors (the "Committee") evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and other Executive Officers.

     The Committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the Committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

      The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Hopton, the President and CEO, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the automotive industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The Committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the Committee considers the compensation and benefits previously paid to its Executive Officers.

                             EXECUTIVE COMPENSATION

       The following table sets forth certain information regarding the compensation paid or accrued to the CEO and each Executive Officer (earning in excess of $100,000) for services rendered in all capacities during each of the fiscal years ended December 31, 1995, 1994 and 1993:


                    SUMMARY COMPENSATION TABLE

- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
                                                                        LONG TERM COMPENSATION
                                                                   ------------------------------
                                                                                             PAY-
                     ANNUAL COMPENSATION                                   AWARDS            OUTS
- --------------------------------------------------------------     ----------------------    ----
      (a)                (b)      (c)        (d)         (e)          (f)          (g)        (h)       (i)
                                                        OTHER                                           ALL
      NAME                                              ANNUAL     RESTRICTED                LTIP      OTHER
      AND                                               COMPEN-      STOCK       OPTIONS/    PAY-      COMPEN-
   PRINCIPAL                     SALARY     BONUS       SATION      AWARD(S)       SARS      OUTS      SATION
    POSITION           YEAR(1)    ($)        ($)        ($)(2)       ($)          (#)(3)     ($)        ($)
- -----------------      -------  -------    -------     -------     ----------    --------    ----      ------
William H. Hopton       1995    $82,500    $12,500     $27,000                                         $7,687
President and CEO       1994    $75,000    $18,000     $24,000                                         $8,242(4)
                        1993    $65,000    $10,000     $24,000                                         $7,342
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------

(1)  Periods presented are for the year ended December 31.
(2)  Represents Directors fees.
(3) Number of shares of Common Stock subject to options granted during the year indicated.
(4) Represents employer contributions for life insurance, disability insurance and car allowance.

STOCK OPTIONS

OPTIONS GRANTED

The following table sets forth the options that have been granted to the Chief Executive Officer and President listed in the Executive Compensation Table during the Company's last fiscal year ended December 31, 1995:

             OPTION/SAR GRANTS IN LAST FISCAL YEAR (1995)

                            INDIVIDUAL GRANTS
- --------------------------------------------------------------------------
      (a)                (b)            (c)           (d)          (e)
                                    % OF TOTAL
                       OPTIONS/    OPTIONS/SARS     EXERCISE
                        SARS        GRANTED TO      OR BASE
                       GRANTED       EMPLOYEES       PRICE      EXPIRATION
    NAME                 (#)      IN FISCAL YEAR   ($/SHARE)       DATE
    ----               -------    --------------   ---------    ----------
William H. Hopton        N/A           N/A           N/A          N/A
President and CEO

AGGREGATE OPTIONS EXERCISED IN 1995 AND OPTION VALUES AT DECEMBER 31, 1995

The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 1995 fiscal year and the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 1995 fiscal year by the Executive Officers of the Company named in the Summary Compensation Table:

                       AGGREGATED OPTIONS EXERCISED IN 1995
                      AND OPTION VALUES AT DECEMBER 31, 1995
- -------------------------------------------------------------------------------------
       (a)                (b)           (c)               (d)              (e)
                                                                        VALUE OF
                                                       NUMBER OF      UNEXERCISED
                                                      UNEXERCISED     IN-THE-MONEY
                                                       OPTIONS AT      OPTIONS AT
                        SHARES                          12/31/95        12/31/95
                       ACQUIRED        VALUE          EXERCISABLE/    EXERCISABLE/
      NAME            ON EXERCISE    REALIZED(1)     UNEXERCISABLE   UNEXERCISABLE(2)
      ----            -----------    -----------     -------------   ----------------
William H. Hopton       16,000         $20,000          0/32,000        $0/$8,960
President and CEO
- -------------------------------------------------------------------------------------

(1) Value realized is equal to the difference between the fair market value per share of Common Stock on the date of exercise and the option exercise price per share multiplied by the number of shares acquired upon exercise of an option.

(2) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of Common Stock of $0.78 at December 31, 1995, and the option exercise price per share multiplied by the number of shares subject to options.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The terms of the sale of NHF common stock provide for a commission contract between NHF and the Company relating to sales in excess of $35,000,000 annually. The Company will receive $150,000 per year plus 3% on the difference between actual sales in excess of $35,000,000 but less than $40,000,000 plus 2% on actual sales that exceed $40,000,000. This commissions contract will be in effect for a period of not less than fifteen (15) years beginning in June 1990. The Company earned commissions from NHF in 1995 of $705,420 and accordingly, has a receivable in the amount of $114,541 as of December 31, 1995. Also, for a minimum period of fifteen (15) years beginning in June 1990, the Company and its subsidiaries will provide cleaning services on all castings produced by NHF on an exclusive basis, provided the Company retains an ownership interest in NHF. Consolidated net sales to NHF in 1995 amounted to $6,057,933.

     Effective September 1, 1992, William Hopton retired as President of NHF but continues to provide consulting services to NHF, as needed. Also, as of that date he has devoted his full time to the management of the Company and its subsidiaries.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                                 ANNUAL REPORT

      The Company's Annual Report for the year ended December 31, 1995, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE ANNUAL MEETING TO BE HELD IN JUNE, 1997

      Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders which is expected to be held in June, 1997, must be received at the offices of the Company, 129 North Main Street, Yale, Michigan 48097, no later than February 28, 1997, in order to be included in the Company's proxy statement and proxy relating to that meeting.


                              WILLIAM H. HOPTON, PRESIDENT

Yale, Michigan
May 27, 1996

PROXY                                                                      PROXY
- -----                                                                      -----

                            MARGATE INDUSTRIES, INC.
                      SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD JUNE 27, 1996

The undersigned hereby constitutes and appoints Mr. William H. Hopton and Mr. David A. Widlak, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.005 par value common stock of Margate Industries, Inc., a Delaware corporation at the Annual Meeting of Shareholders to be held at 129 North Main Street, Yale, Michigan, at 9:00 a.m. Easter Daylight Time, on June 27, 1996, and any and all adjournments thereof, for the following purposes:

1.   The election of one (1) Director of the Company:

     / / FOR the nominee listed below (except as marked to the contrary):

     / / WITHHOLD AUTHORITY to vote for the nominee listed below:

            Class C Nominee
            Three Year Term
            ---------------

          Frederick G. Berlet


     (INSTRUCTIONS:   TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL  NOMINEE,
     CROSS OUT THE NOMINEE'S NAME ABOVE.)

2.   To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares and heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                             The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                             Dated:_______________________________________, 1996

                             ___________________________________________________

                             ___________________________________________________
                                      Signature(s) of Shareholder(s)

                             Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARGATE INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO MARGATE INDUSTRIES, INC., 129 NORTH MAIN STREET, YALE, MICHIGAN 70801. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.